CONVERTIBLE PROMISSORY NOTE AMENDMENT No. 4

This CONVERTIBLE PROMISSORY NOTE AMENDMENT NO. 4 (the “Amendment”) is made as of May 31, 2017 (the “Amendment Date”) by and between DOCUMENT SECURITY SYSTEMS, INC. (“Borrower”), a corporation formed under the laws of the State of New York, with offices at 200 Canal View Boulevard, Suite 300, Rochester, New York 14623 and MAYER LAUFER (“Lender”).

This Amendment amends the Convertible Promissory Note (“Note”), dated December 30, 2011, made among Borrower and Lender, as follows. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Note.

The parties agree as follows:

1. Section 1 of the Note shall be, and hereby is, amended to read in its entirety as follows:

“1.	Maturity. The aggregate outstanding Principal Amount, together with all accrued interest thereon and expenses incurred by the Lender in connection herewith (cumulatively, the “Outstanding Amount”), shall be due and payable in full on the earliest to occur of (the earliest of such events being the “Maturity Date”): (i) April 30, 2018 (the “Scheduled Maturity Date”) and (ii) the acceleration of this Note upon the occurrence of an Event of Default.”

2. Section 2 of the Note shall be, and hereby is, amended to read in its entirety as follows:

“2.	Principal and Interest. Borrower shall continue to make principal payments in accordance with the attached Exhibit A (“Payment Schedule”) until the Maturity Date. In addition to the monthly principal payments, Borrower shall make monthly interest payments which shall accrue on the then outstanding balance of the Principal Amount at a fixed interest rate equal to 10% per annum. Accrued interest shall be payable in cash in arrears on the last day of each calendar month until the Principal Amount is paid in full. If at any time the outstanding Principal Amount shall be paid in full, then all accrued interest shall be payable at the time of such principal payment.”

3. Note Ratified. Except as expressly amended hereby, the Note and previously executed amendments thereto are in all respects ratified and confirmed, and all of the terms, provisions and conditions thereof shall be and remain in full force and effect, and this Amendment and all of its terms, provisions and conditions shall be deemed to be a part of the Note.

4. No Events of Default. The Borrower confirms that, as of the date hereof, there exists no condition or event that constitutes (or that would after expiration of applicable grace or cure periods constitute) an Event of Default.

5. Costs and Expenses. Borrower agrees to pay any and all reasonable costs incurred in connection with preparation for closing, the closing, and post-closing items relating to this Amendment.

6. Governing Law. This Amendment, together with all of the rights and obligations of the parties hereto, shall be construed and interpreted in accordance with the laws of the State of New York, excluding the laws applicable to conflicts or choice of law.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives by their signatures below.

LENDER

/s/ Mayer Laufer
Mayer Laufer

DOCUMENT SECURITY SYSTEMS, INC. (Borrower)

By:	/s/ Philip Jones
Name:	Philip Jones
Title:	Chief Financial Officer

2

Exhibit A

Payment Schedule

$575,000 Convertible Promissory Note with Mayer Laufer Dated December 30, 2011 due May 31, 2017- extension until April 30, 2018

Beginning Balance	Principal Payment	$ 575,000	Interest	Interest due
1/31/2015			10%	4,792
2/28/2015	$15,000	560,000	10%	4,792
3/31/2015	$15,000	545,000	10%	4,667
4/30/2015	$15,000	530,000	10%	4,542
5/31/2015	$15,000	515,000	10%	4,417
6/30/2015	$15,000	500,000	10%	4,292
7/31/2015	$15,000	485,000	10%	4,167
8/31/2015	$15,000	470,000	10%	4,042
9/30/2015	$15,000	455,000	10%	3,917
10/31/2015	$15,000	440,000	10%	3,792
11/30/2015	$15,000	425,000	10%	3,667
12/31/2015	$15,000	410,000	10%	3,542
1/31/2016	$15,000	395,000	10%	3,417
2/29/2016	$15,000	380,000	10%	3,292
3/31/2016	$15,000	365,000	10%	3,167
4/30/2016	$15,000	350,000	10%	3,042
5/31/2016	$15,000	335,000	10%	2,917
6/30/2016	$15,000	320,000	10%	2,792
7/31/2016	$15,000	305,000	10%	2,667
8/31/2016	$15,000	290,000	10%	2,542
9/30/2016	$15,000	275,000	10%	2,417
10/31/2016	$15,000	260,000	10%	2,292
11/30/2016	$15,000	245,000	10%	2,167
12/31/2016	$15,000	230,000	10%	2,042
1/31/2017	$15,000	215,000	10%	1,917
2/28/2017	$15,000	200,000	10%	1,792
3/31/2017	$15,000	185,000	10%	1,667
4/30/2017	$15,000	170,000	10%	1,542
5/31/2017	$15,000	155,000	10%	1,417
Extension
6/30/2017	$15,000	140,000	10%	1,292
7/31/2017	$15,000	125,000	10%	1,167
8/31/2017	$15,000	110,000	10%	1,042
9/30/2017	$15,000	95,000	10%	917
10/31/2017	$15,000	80,000	10%	792
11/30/2017	$15,000	65,000	10%	667
12/31/2017	$15,000	50,000	10%	542
1/31/2018	$15,000	35,000	10%	417
2/28/2018	$15,000	20,000	10%	292
3/31/2018	$15,000	5,000	10%	167
4/30/2018	$5,000	-	10%	42

3